Exhibit 10.1

                  EIGHTH AMENDMENT TO LEASE
                             FOR
                    CORPORATE 500 CENTRE


     This Eighth Amendment to Lease (the "Agreement") is made and entered as of the 9th day of April, 1999 by and between CORNERSTONE DEERFIELD, LLC, a Delaware limited liability company ("Landlord") and MMI COMPANIES, INC., a Delaware corporation ("Tenant").

                          Recitals


     A.   American National Bank and Trust Company of
Chicago, not individually, but solely as Trustee under a
certain Trust Agreement dated the 30th day of July, 1985
("Original Landlord") and Tenant entered into a Lease dated
the 7th day of December, 1990 (the "Original Lease").  The
Original Lease has been amended by:

     (1)    a First Amendment to Lease dated August, 1992;
     (2)    a Second Amendment to Lease dated October, 1994;
     (3)    a Third Amendment to Lease dated January 1996;
     (4)    a Fourth Amendment to Lease dated June, 1996;
     (5)    a Fifth Amendment to Lease dated July, 1996;
     (6) a Sixth Amendment to Lease dated March, 1997 (the "Sixth Amendment"); and,
     (7)    a Seventh Amendment to Lease dated as of June 12,
            1997.

     The Original Lease, as so amended by the First through the Seventh Amendments is herein referred to as the "Lease". In accordance with the provisions of the Lease, Tenant leases from Landlord 135,590 rentable square feet (the "Premises") on the First, Third, Fourth, Fifth and Sixth floors of the office building located at 540 Lake Cook Road, Deerfield, Illinois (the "Building") in the Corporate 500 Complex consisting of four (4) office buildings (the "Complex") owned by Landlord. Capitalized terms not otherwise defined in this Agreement shall have the meaning given them in the Lease.

     B.   Landlord has acquired the Building from Original
Landlord and is successor-in-interest to Original Landlord.

     C.   The Term of the Lease is scheduled to end on June
30, 2006 (the "Termination Date").

     D.   Landlord and Tenant desire to amend the Lease to
(i) extend the Term of the Lease, (ii) change the Base Rent payable by Tenant under the Lease, (iii) delete some of the existing provisions contained in the Lease, (iv) add new provisions to the Lease, and (v) make certain other changes, all as hereinafter contained in this Agreement.

     NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   EXTENSION OF TERM.  The Term of the Lease for the entire
     Premises is hereby extended to end December 31, 2009 (as so extended, the "Termination Date").

2. REVISED BASE RENT. The amount of the Base Rent payable by Tenant as shown on Exhibit A-1 of the Sixth Amendment amended and is replaced with the amount of Base Rent shown on Exhibit A-1 attached hereto and made a part of the Lease, effective (being called either the "Rent Effective Date" or the "RED") as of (a) April 1, 1999, if this Agreement is signed by Tenant without change and returned to Landlord on or before April 9, 1999, or (b) the date Tenant signs and returns this Agreement to Landlord without change, if this Agreement is not returned to Landlord signed by Tenant without change by April 9, 1999.

3. CONDITION OF PREMISES AND CONSTRUCTION IN PREMISES. On the date of this Agreement Tenant shall take the Premises in their existing "AS IS" condition. Tenant shall have the right to make alterations in the Premises in accordance with the provisions of Section 9 C of the Original Lease at Tenant's sole cost and expense.

4. PARKING. In accordance with the provisions of Tenant leases forty (40) parking spaces in the subterranean garage in the Building. As of the date of this Agreement the fair market rental payable by Tenant for such parking spaces is $40.00 per parking space, which parking rental of $40.00 per parking space shall remain in effect through the Termination Date.

5.   DELETION OF CERTAIN SECTIONS CONTAINED IN ORIGINAL
LEASE. Effective as of the date of this Agreement the following Sections are hereby deleted from the Original
Lease:

          a.)  Section 28.  RIGHT TO EXTEND TERM,
          b.)  Section 29.  EXPANSION SPACE, and
          c.)  Section 30.  CANCELLATION OPTION.

6. RIGHT OF FIRST OFFER. The following right of first offer is added as a new Section 37 in the Lease effective as of the date of this Agreement:

     "37.  RIGHT OF FIRST OFFER.

          (a) Provided that (a) MMI Companies, Inc. has not assigned this Lease (it being intended that all rights pursuant to this Section 37 are and shall be personal to the original Tenant under this Lease and shall not be transferable or exercisable for the benefit of any Transferee), (b) MMI Companies, Inc. at any single time has subleased no more than 25,000 rentable square feet in the Premises, and (c) Tenant is not in default under the Lease at the time of the exercise of any such right or at any time thereafter until delivery of possession of the space to Tenant, subject to any and all rights granted by Landlord prior to the date hereof with respect to such space (including renewal and extension rights and rights of first offer, first negotiation, first refusal or other expansion rights), and subject to Landlord's right to extend or renew any then existing lease of the space or otherwise to lease the space to any tenant, subtenant or other occupant of the space, then at any time up to, but not beyond, September 30, 2009, Tenant shall have a continuous right of first offer to lease the following space in the respective buildings: Any space as it becomes available in the two (2) buildings (together, the "Buildings") located at
            (x) 520 Lake Cook Road, Deerfield, IL, and (y) 540 Lake Cook Road, Deerfield, IL.


          (b)   Such right of first offer (i) may only  be
     exercised with respect to space which becomes  vacant
     during   the  Term  following  expiration  or   other
     termination of the previous lease, and (ii) may  only
     be  exercised with respect to all of the space  being
     offered  by Landlord (each such space, as it  becomes
     available pursuant to the provisions of this  Section
     37,  being called the "Right of First Offer  Space").
     If  Tenant has not exercised the right of first offer
     for  any  specific  Right of  First  Offer  Space  by
     September  30,  2009, then the right of  first  offer
     contained  in this Section 37 shall expire  September
     30,  2009  for all remaining space in the  Buildings.
     If any space qualifying for such right of first offer
     becomes available, Landlord shall offer to lease such
     Right of First Offer Space to Tenant at the Base Rent
     contained  in  subsection (c)  of  this  Section  37.
     Tenant  shall take the Right of First Offer Space  in
     it's then existing "AS IS" condition without any work
     to  be  done by Landlord; and Landlord shall  not  be
     obligated  to  contribute any  money  towards  Tenant
     making alterations in the Right of First Offer Space.
     The  Term  of  the Right of First Offer  Space  shall
     expire  at the Termination Date, subject to extension
     as  part  of  the Premises pursuant to the provisions
     contained  in  Section 39 of the  Lease  (as  amended
     herein).   Tenant shall have ten (10)  Business  Days
     following receipt of Landlord's offer with respect to
     any  such specific Right of First Offer Space  within
     which  to notify Landlord in writing of its intention
     to  lease  such specific Right of First Offer  Space,
     and such notice, if given by Tenant, shall constitute
     an  acceptance of Landlord's terms for the  lease  of
     such Right of First Offer Space.  If Tenant exercises
     such  right of first offer, the Right of First  Offer
     Space  to be leased by Tenant shall be leased on  the
     same  terms  and conditions as are contained  in  the
     Lease   except  for  the  economic  and  other  terms
     contained in subsection (c) of this Section  37,  and
     the  parties shall execute an amendment to the  Lease
     to  include  such Right of First Offer Space  in  the
     Premises and otherwise to provide for the leasing  of
     such  Right of First Offer Space on such  terms.   If
     Tenant fails so to exercise Tenant's right of first offer within such ten (10) Business Day period, Landlord may thereafter lease such Right of First
     Offer Space to other prospective tenants.

          (c)  Base Rent for Right of First Offer Space:

             (i)    Base  Rent Payable for any Space  on
             which the Right of First Offer is Exercised prior to April 1, 2004:

             If, with respect to any specific Right of First Offer Space, Tenant exercises the right of first offer prior to April 1, 2004, then the Base Rent payable by Tenant for such specific Right of First Offer
             Space shall be determined by multiplying the rentable area in such Right of First
             Offer Space times the monthly rent per square foot, as such rent from time to time changes, as Tenant is paying under the Lease, as amended herein.

             (ii)   Base Rent Payable for any  Space  on
             which the Right of First Offer is Exercised on or after April 1, 2004:

             If,  with respect to any specific Right  of
             First  Offer  Space, Tenant  exercises  the
             right  of first offer on or after April  1,
             2004,  then Landlord shall not be obligated
             to  contribute funds toward the cost of any
             remodeling,   renovation,   alteration   or
             improvement work in the Premises  the  Base
             Rent  payable  by Tenant for such  specific
             Right of First Offer Space shall be the then Fair Market Base Rental (as defined below) for the Right of First Offer Space for the space and term involved, which shall be determined as set forth below.


                  (1)        "Fair  Market Base  Rental"
             shall  mean the "fair market" Base Rent  at
             the  time  or  times in  question  for  the
             applicable  space, based on the  prevailing
             rentals  then being charged to  tenants  in
             the  Buildings and tenants in other  office
             buildings  in the Complex for  leases  with
             terms  equal to the term for the  Right  of
             First Offer Space, taking into account  the
             creditworthiness and financial strength  of
             the   tenant,   the  financial   guaranties
             provided by the tenant (if any), the  value
             of  market concessions (including the value
             of  construction,  renovation,  moving  and
             other  allowances  or  rent  credits),  the
             desirability,  location  in  the  building,
             size  and  quality  of  the  space,  tenant
             finish      allowance     and/or     tenant
             improvements, included services,  operating
             expenses and tax and expense stops or other
             escalation    clauses,    and     brokerage
             commissions, for the space in the Buildings
             for  which Fair Market Base Rental is being
             determined and for comparable space in  the
             Complex   which   are   being   used    for
             comparison.  Fair Market Base Rental  shall
             also  reflect  the  then prevailing  rental
             structure   for  leases  being   used   for
             comparison, so that if, for example, at the
             time  Fair  Market  Base  Rental  is  being
             determined the prevailing rental  structure
             for  comparable  space and  for  comparable
             lease   terms   includes  periodic   rental
             adjustments  or  escalations,  Fair  Market
             Base   Rental  shall  reflect  such  rental
             structure.

                  (2)        Landlord  and Tenant  shall
             endeavor to agree upon the Fair Market Base
             Rental.   If  they are unable to  so  agree
             within  ten  (10)  days  after  receipt  by
             Landlord of Tenant's notice of exercise  of
             the  right  of  first offer,  Landlord  and
             Tenant  shall  mutually select  a  licensed
             real  estate  broker who is active  in  the
             leasing  of  office space  in  the  general
             vicinity of the Buildings.  Landlord  shall
             submit  Landlord's  determination  of  Fair
             Market  Base Rental and Tenant shall submit
             Tenant's determination of Fair Market  Base
             Rental  to  such broker, at  such  time  or
             times  and  in such manner as Landlord  and
             Tenant  shall agree (or as directed by  the
             broker  if  Landlord  and  Tenant  do   not
             promptly  agree).  The broker shall  select
             either Landlord's or Tenant's determination
             as  the  Fair Market Base Rental, and  such
             determination shall be binding on  Landlord
             and  Tenant.  If Tenant's determination  is
             selected  as  the Fair Market Base  Rental,
             then   Landlord  shall  bear  all  of   the
             broker's  cost  and  fees.   If  Landlord's
             determination  is  selected  as  the   Fair
             Market Base Rental, then Tenant shall bear all of the broker's cost and fees.

                  (3)  If the Fair Market Base Rental for any Right of First
                    Offer Space has not been determined at such time as Tenant is obligated to pay Base Rent for such Right of First Offer Space, then pending any such determination Tenant shall pay the same Base Rent per square foot in the Right of First Offer Space as Tenant is then paying for the existing Premises; provided, that upon the determination of the applicable Fair Market Base Rental, any shortage of Base Rent paid, together with interest at the rate specified in the Lease, shall be paid to Landlord by Tenant.


          (d) If Tenant does not lease the specific Right of First Offer Space from Landlord when the specific
     Right of First Offer Space is first offered to Tenant by Landlord, then Landlord shall be free to lease such Right of First Offer Space to other parties, and Tenant's right of first offer for such specific Right of First Offer Space shall be reinstated pursuant to the provisions of this Section 37 only after such specific Right of First Offer Space becomes available following Landlord's leasing of such Right of First
     Offer Space to a third party. After Landlord has leased such specific Right of First Offer Space to a third party Tenant shall have no further right to lease such specific Right of First Offer Space until such specific Right of First Offer Space becomes available pursuant to the provisions of this Section
     37."

6. EXPANSION OPTION. The following expansion option is added as a new Section 38 in the Lease effective as of the date of this Agreement:

     "38. EXPANSION OPTION.

          (a)   Provided that (a) MMI Companies, Inc.  has
     not  assigned this Lease (it being intended that  all
     rights  pursuant to this Section 38 are and shall  be
     personal to the original Tenant under this Lease  and
     shall  not  be  transferable or exercisable  for  the
     benefit  of any Transferee), (b) MMI Companies,  Inc.
     at  any single time has subleased no more than 25,000
     rentable square feet in the Premises, and (c)  Tenant
     is  not  in default under this Lease on the  date  of
     exercise   or  at  any  time  thereafter  until   the
     commencement  of  the  Term  with  respect   to   the
     Expansion Space, Tenant shall have the following option ("Expansion Option") to lease the entire space currently leased by Deluxe Video (formerly known as Rank Video & Retail Services, Inc.) containing 30,598 rentable square feet ("Expansion Space") on the second floor of the Building, by giving Tenant's
     Expansion Notice (as hereinafter defined) exercising such Expansion Option pursuant to the provisions of subsection (c) of this Section 38.

          (b)  The Expansion Option is subordinate and  is
     subject  to  the  Right of First Offer  contained  in
     Section 37 of the Lease, as amended herein.  If prior
     to  July 1, 2004 Landlord offers the Expansion  Space
     to  Tenant pursuant to the provisions of Section  37,
     and  Tenant  elects to not lease the Expansion  Space
     under  the Right of First Offer, then there shall  be
     no  effect on the Expansion Option contained in  this
     Section  38.   If on or after July 1,  2004  Landlord
     offers the Expansion Space to Tenant pursuant to  the
     provisions  of  Section 37, and  Tenant   refuses  to
     lease the Expansion Space pursuant to the provisions of the Right of First Offer, then the Expansion
     Option shall become void. If Tenant leases the Expansion Space pursuant to the Right of First Offer
     (whether before or after July 1, 2004), then Tenant's leasing of the Expansion Space pursuant to the Right of First Offer shall supercede the provisions of this Expansion Option, in which event the Expansion Option shall become void.

          (c)  Tenant shall exercise the Expansion Option,
     if   at   all,  by  giving  Landlord  written  notice
     ("Tenant's  Expansion Option Notice") exercising  the
     Expansion Option at least eighteen (18) months, but more than twenty-four (24) months, prior to July 1, 2006.

          (d) If Tenant effectively exercises the Expansion Option, then Landlord agrees to deliver the Expansion Space to Tenant between July 1, 2006 and September 30, 2006, inclusive; and Landlord agrees to use commercially reasonable efforts to deliver to Tenant possession of the Expansion Space on July 1, 2006 or promptly thereafter.


          (e)   The  exercise by Tenant of  the  Expansion
     Option  shall  be irrevocable and shall  be  for  the
     entire  Expansion  Space.  If  Tenant  exercises  the
     Expansion  Option, then effective  on  the  Expansion
     Space Commencement Date (as hereinafter defined), the
     entire  Expansion Space shall be deemed to be  leased
     under the terms and conditions of the Lease and shall
     constitute a portion of the Premises for all purposes
     of   the  Lease.   No  further  instrument  shall  be
     required  to  make such lease of the Expansion  Space
     effective;  provided that Landlord and Tenant  shall,
     if requested by either party, execute and acknowledge
     an  instrument confirming the lease of such Expansion
     Space.   The Expansion Option shall terminate if  not
     exercised  precisely in the manner  provided  herein,
     and if Tenant fails to exercise the Expansion Option,
     then   the   Expansion  Option  shall   automatically
     terminate.

          (f) The lease of any Expansion Space shall be on all the terms and conditions set forth in the Lease and all Exhibits thereto, except that:

               (i)   The  entire Expansion Space shall  be
     delivered to Tenant in an "as is" condition;

               (ii)  Landlord  shall  provide  Tenant   an
     allowance ("Expansion Allowance") for construction of
     alterations  in the Expansion Space pursuant  to  the
     provisions of Section 9 C of the Original Lease.  The
     Expansion  Allowance  shall be  equal  to  allowances
     being  then  paid  to  tenants in  the  Building  and
     tenants in other office buildings in the Complex, for
     leases  with  terms  equal  to  the  term  under  the
     Expansion    Option,   taking   into   account    the
     creditworthiness  and  financial  strength   of   the
     tenant, the financial guaranties provided by the tenant (if any), the size and quality of the space, the quality of the tenant improvements, for the space in the Building for which the Expansion Allowance is being determined and for comparable space in the Complex which are being used for comparison.

               (iii)      The  term  of  the  Lease   with
     respect   to  any  Expansion  Space  shall   commence
     ("Expansion  Space Commencement Date") upon  delivery
     of  the Expansion Space to Tenant and shall expire on
     the   Expiration  Date  for  the  original  Premises;
     provided, however, that if Tenant is granted any option to extend the term of the Lease with respect to the original Premises, such option(s) shall also apply to any Expansion Space leased by Tenant at the commencement of the Extension Period, and the options to extend may only be exercised with respect to the entire Premises, including the Expansion Space; and

               (iv)  The Base Rent for the Expansion Space
     shall  commence  on the Expansion Space  Commencement
     Date  and  shall be the then Fair Market Base  Rental
     (as defined below) for the Expansion Space, which shall be determined as set forth below.

               (v)   "Fair Market Base Rental" shall  mean
     the  "fair market" Base Rent at the time or times  in
     question  for  the  Expansion  Space,  based  on  the
     prevailing  rentals then being charged to tenants  in
     the Building and tenants in other office buildings in
     the  Complex for leases with terms equal to the  term
     for   the   Expansion  Space,  with  a   construction
     allowance  equal  to the Expansion Allowance,  taking
     into   account  the  creditworthiness  and  financial
     strength  of  the  tenant, the  financial  guaranties
     provided by the tenant (if any), the value of  market
     concessions  (including  the value  of  construction,
     renovation,  moving  and  other  allowances  or  rent
     credits), the desirability, location in the building,
     size   and  quality  of  the  space,  tenant   finish
     allowance and/or

     escalation  clauses, and brokerage  commissions,  for
     the  space in the Building for which Fair Market Base
     Rental  is being determined and for comparable  space
     in  the buildings in the Complex which are being used
     for  comparison.  Fair Market Base Rental shall  also
     reflect  the  then  prevailing rental  structure  for
     leases  being  used for comparison, so that  if,  for
     example, at the time Fair Market Base Rental is being
     determined   the  prevailing  rental  structure   for
     comparable space and for comparable lease terms includes periodic rental adjustments or escalations, Fair Market Base Rental shall reflect such rental structure.

               (vi) Landlord and Tenant shall endeavor  to
     agree upon the Fair Market Base Rental.  If they  are
     unable  to  so  agree within thirty (30)  days  after
     receipt by Landlord of Tenant's notice of exercise of
     the  Extension  Option,  Landlord  and  Tenant  shall
     mutually select a licensed real estate broker who  is
     active  in the leasing of office space in the general
     vicinity  of  the  Property.  Landlord  shall  submit
     Landlord's  determination of Fair Market Base  Rental
     and  Tenant  shall  submit Tenant's determination  of
     Fair  Market Base Rental to such broker, at such time
     or  times  and in such manner as Landlord and  Tenant
     shall agree (or as directed by the broker if Landlord
     and  Tenant do not promptly agree).  The broker shall
     select either Landlord's or Tenant's determination as
     the  Fair  Market Base Rental, and such determination
     shall be binding on Landlord and Tenant.  If Tenant's
     determination  is  selected as the Fair  Market  Base
     Rental,  then Landlord shall bear all of the broker's
     cost  and  fees.   If  Landlord's  determination   is
     selected as the Fair Market Base Rental, then Tenant shall bear all of the broker's cost and fees.

6. EXTENSION OPTIONS. The following extension option is added as a new Section 39 in the Lease effective as of the date of this Agreement:

     "39. EXTENSION OPTION.

          Provided  that (a) MMI Companies, Inc.  has  not
     assigned  this  Lease  (it being  intended  that  all
     rights  pursuant to this Section 39 are and shall  be
     personal to the original Tenant under this Lease  and
     shall  not  be  transferable or exercisable  for  the
     benefit  of any Transferee), (b) MMI Companies,  Inc.
     at  any single time has subleased no more than 25,000
     rentable square feet in the Premises, and (c)  Tenant
     is  not  in default under this Lease at the  time  of
     exercise   or  at  any  time  thereafter  until   the
     beginning  of any such extension of the Term,  Tenant
     shall  have  the option (the "Extension  Option")  to
     extend  the  Term for two (2) additional  consecutive
     periods   of  five  (5)  years  (each  an  "Extension
     Period"), by giving written notice to Landlord of the
     exercise of any such Extension Option at least twelve
     (12)  months, but not more than fifteen (15)  months,
     prior  to the expiration of the initial Term  or  the
     prior  Extension  Period, as the case  may  be.   The
     exercise  of any Extension Option by Tenant shall  be
     irrevocable  and  shall  cover  the  entire  Premises
     leased  by Tenant pursuant to this Lease.  Upon  such
     exercise,  the  term of the Lease shall automatically
     be  extended  for  the  applicable  Extension  Period
     without  the  execution of any further instrument  by
     the parties; provided that Landlord and Tenant shall,
     if requested by either party, execute and acknowledge
     an   instrument  confirming  the  exercise   of   the
     Extension   Option.   Any  Extension   Option   shall
     terminate  if not exercised precisely in  the  manner
     provided herein.  Any extension of the Term shall  be
     upon  all the terms and conditions set forth in  this
     Lease   and   all  Exhibits  thereto,  except   that:
     (i) Tenant shall have no further option to extend the Term of the Lease, other than as specifically set forth herein; (ii) Landlord shall not be obligated to contribute funds toward the cost of any remodeling, renovation, alteration or improvement work in the Premises; and (iii) Base Rent for any such Extension
     Period shall be ninety-five percent (95%) of the then
     Fair  Market Base Rental (as defined below)  for  the
     Premises for the space and term involved, which shall be determined as set forth below.


          (a)   "Fair Market Base Rental" shall  mean  the
     "fair  market"  Base Rent at the  time  or  times  in
     question  for  the  applicable space,  based  on  the
     prevailing  rentals then being charged to tenants  in
     the Building and tenants in other office buildings in
     the  Complex  for  leases with  terms  equal  to  the
     Extension    Period,   taking   into   account    the
     creditworthiness  and  financial  strength   of   the
     tenant,  the  financial guaranties  provided  by  the
     tenant  (if  any),  the value of  market  concessions
     (including  the  value  of construction,  renovation,
     moving  and  other allowances or rent  credits),  the
     desirability,  location  in the  building,  size  and
     quality of the space, tenant finish allowance  and/or
     tenant  improvements,  included  services,  operating
     expenses   and  tax  and  expense  stops   or   other
     escalation  clauses, and brokerage  commissions,  for
     the  space in the Building for which Fair Market Base
     Rental  is being determined and for comparable  space
     in  the buildings in the Complex which are being used
     for  comparison.  Fair Market Base Rental shall  also
     reflect  the  then  prevailing rental  structure  for
     leases  being  used for comparison, so that  if,  for
     example, at the time Fair Market Base Rental is being
     determined   the  prevailing  rental  structure   for
     comparable space and for comparable lease terms includes periodic rental adjustments or escalations, Fair Market Base Rental shall reflect such rental structure.

          (b)  Landlord and Tenant shall endeavor to agree
     upon the Fair Market Base Rental.  If they are unable
     to  so agree within thirty (30) days after receipt by
     Landlord  of  Tenant's  notice  of  exercise  of  the
     Extension Option, Landlord and Tenant shall  mutually
     select a licensed real estate broker who is active in
     the  leasing of office space in the general  vicinity
     of  the  Property.  Landlord shall submit  Landlord's
     determination of Fair Market Base Rental  and  Tenant
     shall  submit Tenant's determination of  Fair  Market
     Base Rental to such broker, at such time or times and
     in such manner as Landlord and Tenant shall agree (or
     as  directed by the broker if Landlord and Tenant  do
     not  promptly agree).  The broker shall select either
     Landlord's  or  Tenant's determination  as  the  Fair
     Market  Base Rental, and such determination shall  be
     binding   on   Landlord  and  Tenant.   If   Tenant's
     determination  is  selected as the Fair  Market  Base
     Rental,  then Landlord shall bear all of the broker's
     cost  and  fees.   If  Landlord's  determination   is
     selected as the Fair Market Base Rental, then Tenant shall bear all of the broker's cost and fees.

          (c) In the event the Fair Market Base Rental for any Extension Period has not been determined at such time as Tenant is obligated to pay Base Rent for such Extension Period, Tenant shall pay as Base Rent pending such determination, the Base Rent in effect for such space immediately prior to the Extension
     Period; provided, that upon the determination of the applicable Fair Market Base Rental, any shortage of Base Rent paid, together with interest at the rate specified in the Lease, shall be paid to Landlord by Tenant.

          (d) The term of this Lease, whether consisting of the Initial Term alone or the Initial Term as extended by any Extension Period (if any Extension
     Option is exercised), is referred to in this Lease as the "Term.""


7. LANDLORD'S LIABILITY. Effective as of the date of this Agreement Sections 35 (including all references thereto in the amendments to the Original Lease) and 36 of the Original Lease are deleted in their entirety, and the following new
     Section 35 is added to the Lease:


     "35.  LANDLORD'S LIABILITY.  The term "Landlord,"  as
     used  in  this  Lease, shall mean only the  owner  or
     owners  of the Building at the time in question.   In
     the event of any conveyance of title to the Building,
     then from and after the date of such conveyance,  the
     transferor   Landlord  shall  be  relieved   of   all
     liability with respect to Landlord's obligations to be performed under this



     Lease    after   the   date   of   such   conveyance.
     Notwithstanding any other term or provision  of  this
     Lease,  the liability of Landlord for its obligations
     under  this  Lease  is limited solely  to  Landlord's
     interest in the Building as the same may from time to
     time  be encumbered, and no personal liability  shall
     at  any  time be asserted or enforceable against  any
     other   assets  of  Landlord  or  against  Landlord's
     partners  or  members  or  its  or  their  respective
     partners, shareholders, members, directors,  officers
     or   managers   on  account  of  any  of   Landlord's
     obligations or actions under this Lease."

8. BROKER. Landlord shall pay the fee or commission of the broker, CB Richard Ellis (the "Broker") in accordance with Landlord's separate written agreement with the Broker, if any. Tenant warrants and represents to Landlord that in the negotiating or making of this Agreement neither Tenant nor anyone acting on Tenant's behalf has dealt with any broker or finder who might be entitled to a fee or commission for this Agreement other than the Broker. Tenant shall indemnify and hold Landlord harmless from any claim or claims, including costs, expenses and attorney's fees incurred by Landlord asserted by any other broker or finder for a fee or commission based upon any dealings with or statements made by Tenant or Tenant's Representatives.

9.   RATIFICATION OF LEASE.  The Lease, as modified by this
     Agreement, remains in full force and effect, and Landlord and Tenant ratify the same. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

     If Tenant is a corporation or a partnership, each of the persons executing this Agreement on behalf of Tenant warrants and represents that Tenant is a duly authorized and existing entity that Tenant has full right and authority to enter into this Agreement and that the persons signing on behalf of Tenant are authorized to do so and have the power to bind Tenant to this Agreement. Tenant shall provide Landlord, upon request, with evidence reasonably satisfactory to Landlord confirming the foregoing representations.

     Except as herein amended, the Lease remains unchanged and is in full force and effect in accordance with the terms and provisions contained therein.

     This Eighth Amendment is hereby executed and delivered in multiple counterparts, each of which shall have the force and effect of an original.


LANDLORD:

CORNERSTONE DEERFIELD LLC,
a Delaware limited liability company

By:  CORNERSTONE PROPERTIES   LIMITED PARTNERSHIP,
     its sole member

     By:  CORNERSTONE
          PROPERTIES, INC.,
          its general partner


          By:  /s/ Robert Paratte
          Name:     Robert Paratte
          Title:    Manager


TENANT:

MMI COMPANIES, INC.,
a Delaware corporation

     By:  /s/ Paul M. Orzech
     Name:     Paul M. Orzech
     Title:    Executive Vice President and Chief Financial
Officer
